UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 8, 2025

Akoya Biosciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40344	47-5586242
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Campus Drive, 6th Floor Marlborough, MA (Address of principal executive offices)	01752 (Zip Code)

(855) 896-8401

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.00001 per share	AKYA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Introductory Note

On July 8, 2025 (the “Closing Date”), Akoya Biosciences, Inc., a Delaware corporation (the “Company” or “Akoya”), completed the transactions contemplated by the Amended and Restated Agreement and Plan of Merger dated as of April 28, 2025 (the “Merger Agreement”), by and among Quanterix Corporation, a Delaware corporation (“Quanterix”), Wellfleet Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Quanterix (“Merger Sub”), and the Company. On the Closing Date, Merger Sub merged with and into Akoya (the “Merger”), with Akoya surviving the Merger as a wholly owned subsidiary of Quanterix. The Merger was described in the Registration Statement on Form S-4 (File No. 333- 284932) filed by Quanterix with the U.S. Securities and Exchange Commission (the “SEC”) on February 14, 2025, as amended including by Post-Effective Amendments Nos. 1 and 2, filed on May 21, 2025 and June 6, 2025, respectively, and declared effective by the Commission on June 12, 2025 (as amended, the “Registration Statement”).

Item 1.02	Termination of a Material Definitive Agreement.

In connection with and substantially concurrently with the occurrence of the Merger, on July 8, 2025, Akoya repaid all of the outstanding obligations in respect of principal, interest and fees under the Credit and Security Agreement (as amended, the “Credit Agreement”), dated October 27, 2020, by and among Akoya, MidCap Financial Trust, as a lender and as agent, and the other lenders named therein, and terminated the Credit Agreement, including all applicable commitments thereunder.

Also in connection with the Merger, on July 8, 2025, Akoya terminated its 2021 Employee Stock Purchase Plan.

Also in connection with the Merger, on July 8, 2025, Akoya provided notice of termination of its Equity Distribution Agreement, dated November 7, 2022, by and between Akoya and Piper Sandler & Co.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note is incorporated herein by reference.

Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.00001 per share, of Akoya (“Akoya Common Stock”) outstanding immediately prior to the Effective Time (other than (x) shares held as of the Effective Time by Quanterix, Merger Sub, any direct or indirect wholly owned subsidiary of Quanterix or Akoya or by Akoya as treasury shares and (y) shares as to which a holder properly demanded appraisal and did not withdraw or lose such claim for appraisal) was converted into the right to receive the following consideration, which may be adjusted as described below: (a) 0.1461 of a fully paid and nonassessable share of common stock, par value $0.001 per share, of Quanterix (the shares so delivered in respect of each share of Akoya common stock, the “Per Share Stock Consideration”) and, if applicable, cash in lieu of fractional shares, subject to any applicable withholding and (b) $0.38 in cash, without interest (the “Per Share Cash Consideration”). Each of the Per Share Stock Consideration and the Per Share Cash Consideration may be adjusted up or down from $0.1461 and $0.38, respectively, pursuant to the provisions of the Merger Agreement that require an adjustment to such components in order to ensure that (i) the aggregate number of shares of common stock issued by Quanterix in connection with the transactions contemplated in the Merger Agreement does not exceed 19.99% of the issued and outstanding shares of common stock of Quanterix immediately prior to the Effective Time and (ii) the aggregate Per Share Cash Consideration paid by Quanterix in connection with the transactions contemplated in the Merger Agreement does not exceed $20,000,000.

As of immediately prior to the Effective Time, each restricted stock unit in respect of shares of Akoya Common Stock (each, an “Akoya RSU”) that was outstanding and:

•	unvested immediately prior to the Effective Time (a “Rollover RSU”) was automatically converted into an award of restricted stock units with respect to Per Share Merger Consideration such that the holder thereof will have the right to receive, upon vesting, the Per Share Merger Consideration in respect of each share of Akoya Common Stock subject to such Rollover RSU immediately prior to the Effective Time. Each Rollover RSU shall otherwise remain subject to the same terms and conditions, including vesting, as were applicable to the relevant Akoya RSU immediately prior to the Effective Time, except that Akoya RSUs that, by their existing terms, provided for vesting acceleration triggered in connection with the Effective Time were so accelerated in accordance with such terms; and

•	vested immediately prior to the Effective Time (including after giving effect to the vesting acceleration referred to in the bullet above) was automatically cancelled in consideration for the right to receive the Per Share Merger Consideration in respect of each share of Akoya Common Stock subject to such Akoya RSU.

As of immediately prior to the Effective Time, each option to acquire shares of Akoya Common Stock (each, an “Akoya Option”) that was outstanding became vested (if unvested at such time) and:

•	if the per share exercise price for the shares underlying such Akoya Option was equal to or greater than the implied value of the Per Share Merger Consideration (as determined pursuant to the Merger Agreement), was automatically terminated and cancelled for no consideration; and

•	if the per share exercise price for the shares underlying such Akoya Option was less than the value of the Per Share Merger Consideration, was automatically terminated and cancelled in consideration for the right to receive the Per Share Merger Consideration in respect of a number of shares of Akoya Common Stock determined assuming a synthetic cashless exercise of such Akoya Options as determined based on the aggregate excess of the per share exercise price of such Akoya Options divided by the value of the Per Share Merger Consideration.

The foregoing summary of the Merger Agreement and the Merger is not complete and is qualified in its entirety by reference to the complete text of the Merger Agreement, which is attached as Exhibit 2.1 hereto and is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introductory Note and in Item 2.01 is incorporated herein by reference.

On July 8, 2025, Akoya requested that the Nasdaq Stock Market LLC suspend trading of the shares of Akoya Common Stock prior to the opening of trading on July 8, 2025, and file with the SEC a Notification of Removal from Listing and/or Registration on Form 25 to withdraw the Akoya Common Stock from listing on the Nasdaq Global Select Market and terminate the registration of Akoya Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In addition, Akoya intends to file with the SEC a certification and notice of termination on Form 15 to terminate the registration of the Akoya Common Stock under the Exchange Act and to suspend its reporting obligations under Section 15(d) of the Exchange Act.

Item 3.03	Material Modification to the Rights of Security Holders.

The information set forth in the Introductory Note, Item 2.01, Item 3.01 and Item 5.03 is incorporated herein by reference.

Item 5.01	Changes in Control of Registrant.

The information set forth in the Introductory Note and in Item 2.01, Item 3.03, Item 5.02 and Item 5.03 is incorporated herein by reference.

As a result of the Merger, a change in control of Akoya occurred and the surviving entity of the Merger, Akoya, became a wholly owned subsidiary of Quanterix.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note and in Item 2.01 is incorporated herein by reference.

As a result of the Merger, effective as of the Effective Time and pursuant to the Merger Agreement, (i) each of Myla Lai-Goldman, M.D., Scott Mendel, Thomas Raffin, M.D., Thomas P. Schnettler, Robert Shepler, Matthew Winkler, Ph.D., and Garry Nolan, Ph.D., ceased to be members of the Akoya board of directors and any committees of the Akoya board of directors of which he or she was a member and (ii) Masoud Toloue (the sole director of Merger Sub immediately prior to the Effective Time) became the sole member of the Akoya board of directors in lieu of the individuals listed in the foregoing item (i).

As a result of the Merger, effective as of the Effective Time and pursuant to the Merger Agreement, all individuals who served as executive officers of Akoya as of immediately prior to the Effective Time ceased to be executive officers of Akoya and the following individuals became the executive officers of Akoya: Masoud Toloue as President, Vandana Sriram as Treasurer, Laurie Churchill as Secretary, and Brian Keane as Assistant Secretary.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in the Introductory Note and in Item 2.01 is incorporated herein by reference.

Pursuant to the terms of the Merger Agreement and as a result of the Merger, at the Effective Time, the Certificate of Incorporation of Akoya was amended and restated in the form of the Amended and Restated Certificate of Incorporation that is filed as Exhibit 3.1 hereto and is incorporated herein by reference.

Pursuant to the terms of the Merger Agreement and as a result of the Merger, at the Effective Time, the bylaws of Merger Sub as in effect as of immediately prior to the Effective Time became the Amended and Restated Bylaws of Akoya, in the form attached as Exhibit 3.2 hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1*	Amended and Restated Agreement and Plan of Merger, dated April 28, 2025, by and among Quanterix Corporation, Wellfleet Merger Sub, Inc., and Akoya Biosciences, Inc. (incorporated herein by reference to the Company’s Current Report on Form 8-K filed on April 29, 2025).
3.1	Amended and Restated Certificate of Incorporation of Akoya Biosciences, Inc.
3.2	Amended and Restated Bylaws of Akoya Biosciences, Inc.
104	The cover page from this Current Report on Form 8-K formatted in Inline XBRL (included as Exhibit 101).

* Certain exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted exhibits and schedules upon request by the SEC; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any exhibits or schedules so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 8, 2025	AKOYA BIOSCIENCES, INC.

	By:	/s/ Vandana Sriram
Vandana Sriram
Treasurer

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